Statement of Additional Information Supplement

John Hancock Variable Insurance Trust

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio (the funds)

Supplement dated December 23, 2022 to the current Statement of Additional Information, as may be supplemented (the SAI)

As of January 1, 2023 (the Effective Date), Geoffrey Kelley, CFA, and David Kobuszewski, CFA, will be added as portfolio managers of the funds. As of the Effective Date, Geoffrey Kelley, CFA, David Kobuszewski, CFA, Robert Sykes, CFA, and Nathan Thooft, CFA, will be jointly and primarily responsible for the day-to-day management of the funds’ portfolios.

Accordingly, as of the Effective Date, the disclosure under “APPENDIX B - PORTFOLIO MANAGER INFORMATION” applicable to Manulife Investment Management (US) LLC (“Manulife IM (US)”) as the subadvisor of each fund, as it specifically relates to the funds’ portfolio managers, will be amended and supplemented as follows to add the portfolio manager information for Geoffrey Kelley and David Kobuszewski.

PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED

The following table reflects information regarding other accounts for which each portfolio manager to the funds has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table are the portfolio managers’ investments in the funds and similarly managed accounts.

The following table reflects information as of November 30, 2022:

	Other Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions) ($)	Number of Accounts	Assets (in millions) ($)	Number of Accounts	Assets (in millions) ($)
Geoffrey Kelley	5	12,223	18	682	0	0
David Kobuszewski	0	0	17	100	0	0

Performance-Based Fees for Other Accounts Managed. Of the accounts in the table listed above, those for which the Subadvisor receives a fee based on investment performance are listed in the table below:

	Other Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions) ($)	Number of Accounts	Assets (in millions) ($)	Number of Accounts	Assets (in millions) ($)
Geoffrey Kelley	0	0	0	0	0	0
David Kobuszewski	0	0	0	0	0	0

Ownership of the Funds and Similarly Managed Accounts

The following table shows the dollar range of fund shares and shares of similarly managed accounts beneficially owned by the portfolio managers listed above as of November 30, 2022. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are primarily responsible for the day-to-day management of the funds; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the funds.

Portfolio Manager	Dollar Range of Shares Owned[1]
Geoffrey Kelley	None
David Kobuszewski	None

1 As of November 30, 2022, Geoffrey Kelley and David Kobuszewski beneficially owned $0 and $0, respectively, of the funds.

You should read this supplement in conjunction with the SAI and retain it for your future reference.